Exhibit 99.1

                    LTC Announces Operating Results for the
                    Three and Six Months Ended June 30, 2006


    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--July 24, 2006--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and six months ended June 30, 2006 and announced that net income available to common stockholders for the second quarter was $7.7 million or $0.33 per diluted share. For the same period in 2005, net income available to common stockholders was $5.8 million or $0.27 per diluted share. Revenues for the three months ended June 30, 2006, were $18.8 million versus $15.9 million for the same period last year.
    The Company announced that during the second quarter of 2006, it purchased three skilled nursing properties in Ohio with a total of 150 beds for $6.4 million. These properties are leased to a third party under a 10-year master lease, with two five-year renewal options. The initial annual rent is approximately $0.7 million, a 10.3% current yield, and increases 2.5% annually. Additionally, the Company announced that it had already signed agreements and begun to expand and renovate six skilled nursing properties operated by four different operators for a total commitment of $5.8 million, of which $1.0 million was invested during the second quarter. These investments are at an average yield of approximately 10%. The Company also stated that it had entered into an agreement to purchase a 123-bed skilled nursing property for $7.0 million. The Company anticipates the transaction will close in August 2006.
    The Company also announced that for the six months ended June 30, 2006, net income available to common stockholders was $47.1 million or $1.88 per diluted share. For the same period in 2005, net income available to common stockholders was $23.0 million or $1.02 per diluted share. Results for the first half of 2006 included a gain of $31.9 million from a sale of four assisted living properties with a total of 431 units located in four states and income from discontinued operations related to these properties of $0.4 million. Results for first half of 2005 included income from discontinued operations of $1.6 million and $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from the realization value on a note receivable net of $2.3 million of advisory expenses and bonus accrual. Revenues for the six months ended June 30, 2006, were $37.0 million versus $31.7 million for the same period last year excluding the one time effects of the note payoff described above.
    The Company has scheduled a conference call for July 24, 2006, at 10:00 a.m. Pacific time in order to comment on the Company's performance and operating results for the quarter ended June 30, 2006. The conference call is accessible by dialing 800-591-6944 passcode 31954198. The international number is 617-614-4910. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from July 24, 2006 through August 14, 2006. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 56400892.
    At June 30, 2006, LTC had investments in 122 skilled nursing properties, 95 assisted living properties and two schools in 33 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.



                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
      (Unaudited, amounts in thousands, except per share amounts)

                                     Three Months      Six Months
                                     Ended June 30,   Ended June 30,
                                   ----------------- -----------------
                                      2006     2005     2006     2005
                                   -------- -------- -------- --------
Revenues:
  Rental income                    $12,923  $11,167  $25,698  $25,943
  Interest income from mortgage
   loans and notes receivable        4,001    3,230    8,322    5,912
  Interest income from REMIC
   Certificates                         --    1,219       --    2,683
  Interest and other income          1,868      310    2,951    3,163
                                   -------- -------- -------- --------
          Total revenues            18,792   15,926   36,971   37,701
                                   -------- -------- -------- --------

Expenses:
  Interest expense                   1,780    2,138    3,651    4,310
  Depreciation and amortization      3,431    3,092    6,916    6,120
  Legal expenses                       120       63      170      136
  Operating and other expenses       1,386    1,199    2,715    3,108
                                   -------- -------- -------- --------
          Total expenses             6,717    6,492   13,452   13,674
                                   -------- -------- -------- --------
Income before non-operating income
 and minority interest              12,075    9,434   23,519   24,027
Non-operating income                    --       --       --    6,217
Minority interest                      (86)     (86)    (172)    (172)
                                   -------- -------- -------- --------
Income from continuing operations   11,989    9,348   23,347   30,072
Discontinued operations:
  Income from discontinued
   operations                           --      756      445    1,536
  Gain on sale of assets, net           --       30   31,938       30
                                   -------- -------- -------- --------
Net income from discontinued
 operations                             --      786   32,383    1,566
                                   -------- -------- -------- --------
Net income                          11,989   10,134   55,730   31,638
Preferred stock dividends           (4,306)  (4,341)  (8,615)  (8,688)
                                   -------- -------- -------- --------
Net income available to common
 stockholders                       $7,683   $5,793  $47,115  $22,950
                                   ======== ======== ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                              $0.33    $0.23    $0.63    $0.99
                                   ======== ======== ======== ========
  Diluted                            $0.33    $0.23    $0.63    $0.95
                                   ======== ======== ======== ========
Net Income per Common Share from
 Discontinued Operations:
  Basic                                 --    $0.04    $1.39    $0.07
                                   ======== ======== ======== ========
  Diluted                               --    $0.04    $1.32    $0.07
                                   ======== ======== ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                              $0.33    $0.27    $2.02    $1.06
                                   ======== ======== ======== ========
  Diluted                            $0.33    $0.27    $1.88    $1.02
                                   ======== ======== ======== ========

Basic weighted average shares
 outstanding                        23,339   21,614   23,314   21,553
                                   ======== ======== ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.

    Reconciliation of Funds From Operations ("FFO")

    FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.
    The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):

                                    Three Months       Six Months
                                    Ended June 30,    Ended June 30,
                                   ---------------- ------------------
                                      2006    2005     2006      2005
                                   -------- ------- -------- ---------

Net income available to common
 stockholders                       $7,683  $5,793  $47,115   $22,950
Add: Real estate depreciation        3,431   3,317    6,916     6,570
Add:  Non-cash compensation charges    252     134      504       247
Less (gain)/add loss on sale of
 assets, net                            --     (30) (31,938)      (30)
                                   -------- ------- -------- ---------
FFO available to common
 stockholders                      $11,366  $9,214  $22,597   $29,737
                                   ======== ======= ======== =========

Less:  Non-cash compensation
 charges                              (252)   (134)    (504)     (247)
                                   -------- ------- -------- ---------
FFO including preferred stock
 redemption, impairment and non-
 cash compensation charges         $11,114  $9,080  $22,093   $29,490
                                   ======== ======= ======== =========

Basic FFO available to common
 stockholders per share              $0.49   $0.43    $0.97  $1.38 (1)
                                   ======== ======= ======== =========
Diluted FFO available to common
 stockholders per share              $0.48   $0.42    $0.94  $1.30 (1)
                                   ======== ======= ======== =========

Basic FFO including non-cash
 compensation charges per share      $0.48   $0.42    $0.95  $1.37 (1)
                                   ======== ======= ======== =========
Diluted FFO including non-cash
 compensation charges per share      $0.47   $0.41    $0.93  $1.29 (1)
                                   ======== ======= ======== =========

(1) Includes $0.48 of diluted FFO resulting from $11.7 million additional net income from past due rents and interest income, expense reimbursement, and income from realization value on a note receivable net of $2.3 million of advisory expenses and bonus accrual. Excluding the one time effects of these items, diluted FFO available to common stockholders per share for the six months ended June 30, 2005 would have been $0.81 and diluted FFO including non-cash compensation charges per share would have been $0.82.

                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                                 June 30,   December 31,
                                                   2006        2005
                                                 ----------- ---------
ASSETS                                           (unaudited)
Real Estate Investments:
  Buildings and improvements, net of accumulated
   depreciation and
     amortization:  2006 -$96,201;  2005 -
      $89,545                                      $346,690  $345,065
  Land                                               33,650    33,376
  Properties held for sale, net of accumulated
   depreciation and
      Amortization:   2006 -$0;  2005 - $6,226           --    26,511
  Mortgage loans receivable, net of allowance for
   doubtful
     accounts: 2006 -$1,280;   2005 - $1,280        125,912   148,052
                                                 ----------- ---------
     Real estate investments, net                   506,252   553,004
Other Assets:
  Cash and cash equivalents                          51,362     3,569
  Debt issue costs, net                                 954     1,268
  Interest receivable                                 3,446     3,436
  Prepaid expenses and other assets                   6,271     5,130
  Notes receivable                                    8,159     8,931
  Marketable securities                              11,549     9,933
                                                 ----------- ---------
     Total Assets                                  $587,993  $585,271
                                                 =========== =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                         $--   $16,000
Mortgage loans payable                               58,216    58,891
Bonds payable and capital lease obligations           5,545     5,935
Senior mortgage participation payable                 9,782    11,535
Accrued interest                                        482       524
Accrued expenses and other liabilities                4,497     8,427
Liabilities related to properties held for sale          --     3,852
Distributions payable                                 3,487    11,890
                                                 ----------- ---------
     Total Liabilities                               82,009   117,054

Minority interest                                     3,518     3,524
Stockholders' equity:
Preferred stock $0.01 par value; 15,000 shares
 authorized;
     shares issued and outstanding: 2006 -8,955;
      2005 - 8,993                                  212,386   213,317
Common stock: $0.01 par value; 45,000 shares
 authorized;
     shares issued and outstanding: 2006 -23,312;
       2005 - 23,276                                    233       233
Capital in excess of par value                      328,438   331,415
Cumulative net income                               419,775   364,045
Other                                                 2,031      (941)
Cumulative distributions                           (460,397) (443,376)
                                                 ----------- ---------
     Total Stockholders' Equity                     502,466   464,693
                                                 ----------- ---------
     Total Liabilities and Stockholders' Equity    $587,993  $585,271
                                                 =========== =========



    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis or Wendy L. Simpson, (805) 981-8655